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                                                                    Exhibit 10.3

[MAAX LOGO]                                                         CONFIDENTIAL

CORPORATE

                              LETTER OF EMPLOYMENT
                      (EFFECTIVE AT CLOSING, JUNE 4, 2004)

DATE:                     MAY 3, 2004

NAME:                     DENIS AUBIN

POSITION:                 EXECUTIVE VP AND CHIEF FINANCIAL OFFICER

PLACE OF EMPLOYMENT:      MONTREAL HEAD OFFICE, QUEBEC, CANADA

JOB RESPONSIBILITIES

-     Executive Committee member;

-     Executive has four direct reports:

      -     VP Corporate Controller

      -     VP Corporate MIS

      -     Director Corporate Purchasing

      -     Director Corporate Asian Sourcing

-     Responsible for "Treasury" operations;

-     Responsible for capital markets and access to banks;

-     Investors relations (Buy/Sell);

-     Taxation;

-     MAAX Risk management;

HEAD OFFICE
640, Route Cameron
Sainte-Marie, Quebec G6E 1B2 Canada
Tel.: (418) 387-4155
Fax: (418) 386-4520

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[MAAX LOGO]

CORPORATE

-     Financial controls and results of the Company

      -     Income statement

      -     Balance sheet

      -     Cash management

-     External audit controls and Company policies/procedures;

- Budget process including review of operational and financial performance of the Company;

-     Corporate purchasing and Asian Sourcing strategies;

-     MIS Strategies (Hardware IT and software business solution);

-     Participation in Board of Directors meetings;

-     Reports to President and CEO.

REMUNERATION

-     Annual salary of three hundred thousand (300,000$) dollars;

- Potential to receive an annual cash bonus of up to 50% of his annual base salary (The maximum bonus amount). MAAX bonus program is based on three components:

      -     MAAX Conso EBITDA for 40% of maximum bonus amount;

      -     MAAX Conso Working Capital for 40% of maximum bonus amount;

      -     Company objectives for 20% of maximum bonus amount.

-     Annual review based on your performance and the Company's performance.

CAR POLICY

- You are entitled to a company vehicle of sixty-eight thousand (68,000$) dollars value. The Company will reimburse all expenses related to this vehicle.

HEAD OFFICE
640, Route Cameron
Sainte-Marie, Quebec G6E 1B2 Canada
Tel.: (418) 387-4155
Fax: (418) 386-4520

LETTER OF EMPLOYMENT - DENIS AUBIN

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[MAAX LOGO]

CORPORATE

SHARE OPTIONS

- Executive will be allocated 10% of the total options available under the Company's Share Options Plan (8% of the initial capitalization of the Company) based on a recommendation by CEO and approved by the Board of Directors. Such options will have an exercise price equal to the purchase price per share paid by Childs, Borealis and OMERS for their shares at the closing. 30% of the options granted under the plan will vest ratably over five (5) years (20% per year). 70% of the options granted under the plan are performance-vesting options. See Company Share Option Program for details.

OTHER BENEFITS

- Entitled to participate in all health life, disability, sick leave and other benefits made available by the Company;

-     Contribution to the MAAX retirement plan which is 4% of annual salary;

-     Entitled to four (4) weeks paid vacation per year;

- Entitled to annual professional club membership up to four thousand/year ((4,000$/ year).

TERMINATION WITHOUT CAUSE

- If the Company terminates your employment without cause, you will receive one-year base salary severance package, including targeted annual bonus.

HEAD OFFICE
640, Route Cameron
Sainte-Marie, Quebec G6E 1B2 Canada
Tel.: (418) 387-4155
Fax: (418) 386-4520

LETTER OF EMPLOYMENT - DENIS AUBIN

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[MAAX LOGO]

CORPORATE

INVESTMENT - EQUITY PARTICIPATION IN NEWCO

- You are entitled to invest in Newco by acquiring the same class of shares of the Company at the same purchase price as all shareholders. You must confirm by May 7, 2004.

STE-MARIE, _____________________ 2004

/s/ Andre Heroux                        /s/ Denis Aubin
--------------------------------------  ----------------------------------------
Andre Heroux                            Denis Aubin
President and CEO                       Executive VP and Chief Financial Officer

HEAD OFFICE
640, Route Cameron
Sainte-Marie, Quebec G6E 1B2 Canada
Tel.: (418) 387-4155
Fax: (418) 386-4520

LETTER OF EMPLOYMENT - DENIS AUBIN

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